EXHIBIT T3G

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

101 North Phillips Avenue Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

LYONDELL CHEMICAL COMPANY

(Exact name of obligor as specified in its charter)

Delaware	95-4160558
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

LYONDELLBASELL INDUSTRIES N.V.

(Exact name of obligor as specified in its charter)

The Netherlands	98-0646235
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Weena 737 Rotterdam, The Netherlands	3013 AM
(Address of principal executive offices)	(Zip code)

Additional Applicants

LyondellBasell Acetyls, LLC

(Exact name of obligor as specified in its charter)

Delaware	27-1191233
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

Houston Refining LP

(Exact name of obligor as specified in its charter)

Delaware	76-0395303
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700 Houston, Texas	77010
(Address of principal executive offices	(Zip code)

LyondellBasell Flavors & Fragrances, LLC

(Exact name of obligor as specified in its charter)

Delaware	27-1191416
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

LyondellBasell Finance Company

(Exact name of obligor as specified in its charter)

Delaware	75-3260806
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

LyondellBasell F&F Holdco, LLC

(Exact name of obligor as specified in its charter)

Delaware	27-1191320
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

LyondellBasell Acetyls Holdco, LLC

(Exact name of obligor as specified in its charter)

Delaware	27-1191133
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

Lyondell Refining I LLC

(Exact name of obligor as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Two Greenville Crossing 4001 Kennett Pike, Suite 220 Greenville, Delaware	19807
(Address of principal executive offices)	(Zip code)

Lyondell Refining Company LLC

(Exact name of obligor as specified in its charter)

Delaware	76-0321158
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Two Greenville Crossing 4001 Kennett Pike, Suite 220 Greenville, Delaware	19807
(Address of principal executive offices)	(Zip code)

Lyondell Europe Holdings Inc.

(Exact name of obligor as specified in its charter)

Delaware	26-0547030
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Two Greenville Crossing 4001 Kennett Pike, Suite 220 Greenville, Delaware	19807
(Address of principal executive offices)	(Zip code)

Lyondell Chimie France LLC

(Exact name of obligor as specified in its charter)

Delaware	23-1976967
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Two Greenville Crossing 4001 Kennett Pike, Suite 220 Greenville, Delaware	19807
(Address of principal executive offices)	(Zip code)

Lyondell Chemical Technology, L.P.

(Exact name of obligor as specified in its charter)

Delaware	54-1613415
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Two Greenville Crossing 4001 Kennett Pike, Suite 220 Greenville, Delaware	19807
(Address of principal executive offices)	(Zip code)

Lyondell Chemical Technology Management, Inc.

(Exact name of obligor as specified in its charter)

Delaware	23-2631289
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Two Greenville Crossing 4001 Kennett Pike, Suite 220 Greenville, Delaware	19807
(Address of principal executive offices)	(Zip code)

Lyondell Chemical Technology 1 Inc.

(Exact name of obligor as specified in its charter)

Delaware	56-2561588
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Two Greenville Crossing 4001 Kennett Pike, Suite 220 Greenville, Delaware	19807
(Address of principal executive offices)	(Zip code)

Lyondell Chemical Properties, L.P.

(Exact name of obligor as specified in its charter)

Delaware	23-2836105
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Two Greenville Crossing 4001 Kennett Pike, Suite 220 Greenville, Delaware	19807
(Address of principal executive offices)	(Zip code)

Lyondell Chemical Overseas Services, Inc.

(Exact name of obligor as specified in its charter)

Delaware	95-4086869
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

Lyondell Chemical International Company

(Exact name of obligor as specified in its charter)

Delaware	51-0109803
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Two Greenville Crossing 4001 Kennett Pike, Suite 220 Greenville, Delaware	19807
(Address of principal executive offices)	(Zip code)

Lyondell Chemical Delaware Company

(Exact name of obligor as specified in its charter)

Delaware	51-0309094
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Two Greenville Crossing 4001 Kennett Pike, Suite 220 Greenville, Delaware	19807
(Address of principal executive offices)	(Zip code)

Equistar Chemicals, LP

(Exact name of obligor as specified in its charter)

Delaware	76-0550481
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

Basell North America Inc.

(Exact name of obligor as specified in its charter)

Delaware	51-0272090
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Two Greenville Crossing 4001 Kennett Pike, Suite 220 Greenville, Delaware	19807
(Address of principal executive offices)	(Zip code)

Equistar GP, LLC

(Exact name of obligor as specified in its charter)

Delaware	27-1190908
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

Equistar LP, LLC

(Exact name of obligor as specified in its charter)

Delaware	27-1191017
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700 Houston, Texas	77010
(Address of principal executive offices)	(Zip code)

11% Senior Secured Notes due 2018

(Title of the indenture securities)

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Treasury Department

Washington, D.C.

Federal Deposit Insurance Corporation

Washington, D.C.

Federal Reserve Bank of San Francisco

San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.	See Exhibit 2

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

* Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of file number 333-130784-06.

** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of file number 333-125274.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 12th day of April, 2010.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/S/ MARTIN G. REED
Martin G. Reed Vice President

EXHIBIT 6

April 12, 2010

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours, WELLS FARGO BANK, NATIONAL ASSOCIATION

/S/ MARTIN G. REED
Martin G. Reed Vice President